EXHIBIT (23)(a)

                      CONSENT OF ARTHUR ANDERSEN & CO.


As independent public accountants, we hereby consent to the incorporation by reference in this registration statement of our reports dated February 17, 1994 included and incorporated by reference in CBI Industries, Inc.'s Form 10-K for the year ended December 31, 1993 and to all references to our Firm included in this registration statement.


                                   /S/ ARTHUR ANDERSEN & CO.
                                   ARTHUR ANDERSEN & CO.


Chicago, Illinois,
March 18, 1994